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                                                                    EXHIBIT 23.1

                              CONSENT OF KPMG LLP

Board of Directors
The Sports Club Company, Inc.

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts."

                                          /s/ KPMG LLP

Los Angeles, California
April 16, 1999